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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2015 through August 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                       Pioneer Disciplined
                       Value Fund

--------------------------------------------------------------------------------
                       Annual Report | August 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     CVFCX
                       Class C     CVCFX
                       Class R     CVRFX
                       Class Y     CVFYX

                       [LOGO] PIONEER
                              Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          22

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       37

Trustees, Officers and Service Providers                                      39

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/16 1

President's Letter

Dear Shareowner,

While investors were greeted with a challenging market environment for the first several weeks of the new year, the U.S. market generated modest single-digit returns for both stocks and bonds through September 30th (the Bloomberg Barclays Aggregate Bond Index was up by 5.8% through 9/30/16, and the Standard & Poor's 500 Index was up by 7.8%). Yet, it is becoming increasingly clear that the investment landscape is undergoing significant change. For the past eight years, global central banks have been the dominant force in the markets by maintaining short-term interest rates at close to zero in an effort to stimulate economic growth. With little room to lower rates further, however, central banks may be losing their effectiveness. Many economies around the world are experiencing slow growth as they face a variety of challenges, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In the United States, gross domestic product grew at a rate of approximately 1.2% in the first half of 2016, although there are signs of stronger growth ahead, driven primarily by U.S. consumers.

Investors currently face a difficult environment. Government bond yields outside the U.S. are near zero and offer minimal opportunity to produce income. The central bank-driven bull market in riskier assets has pushed up valuations towards historic highs in the equity and investment-grade and high-yield corporate bond markets. Central banks have pledged to move gradually to normalize interest-rate policies as the global economy recovers, but it will take many years for this historic credit cycle to unwind. Politics may also influence markets or investor sentiment given the current global political landscape, with the U.S. elections in November, continued challenges with Brexit, and the December 2016 referendum on the Italian political system. These factors may make it even more challenging for investors to achieve returns similar to those experienced during periods of perceived market stability or economic growth. Against this backdrop, investors are likely to face challenges when it comes to finding opportunities for both income and capital appreciation, and while much has been made of passive investing, we believe all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using

2 Pioneer Disciplined Value Fund | Annual Report | 8/31/16 proprietary research, careful risk management, and a long-term perspective.
We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
August 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/16 3

Portfolio Management Discussion | 8/31/16

In the following interview, portfolio managers Ashesh (Ace) Savla and Craig Sterling discuss the market environment for stocks and the performance of Pioneer Disciplined Value Fund during the 12-month period ended August 31, 2016. Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Pioneer, and Mr. Sterling, a senior vice president, a portfolio manager, and Head of Equity Research, U.S., at Pioneer, are responsible for the day-to-day management of the Fund, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended August 31, 2016?

A Pioneer Disciplined Value Fund's Class A shares returned 7.35% at net asset value during the 12-month period ended August 31, 2016, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 12.92%. During the same period, the average return of the 499 mutual funds in Lipper's Large Cap Value Funds category was 8.98%, and the average return of the 1,368 mutual funds in Morningstar's Large Value Funds category was 9.62%.

Q How would you describe the market environment for equity investors over the 12-month period ended August 31, 2016?

A The Fund's fiscal year began in September 2015, in the midst of a difficult third calendar quarter for the domestic equity market. Concerns about slowing economic growth in China, the impact of falling commodity prices (especially oil), and uncertainty surrounding the timing of a potential interest-rate hike by the U.S. Federal Reserve (the Fed) were the main catalysts of the market declines. Stocks rebounded sharply in the fourth quarter of 2015, though the market still experienced a sell-off in December as worries about China's economy resurfaced and the Fed finally began its rate-tightening cycle by increasing the Federal funds rate by a modest 0.25%.

     In January 2016, volatility returned as the domestic stock market experienced one of the worst opening months to a calendar year in its history. The S&P 500 returned -4.66% in January and continued spiraling downward through the first couple of weeks in February. Factors driving the market slump during that timeframe were a renewed decline in oil

4 Pioneer Disciplined Value Fund | Annual Report | 8/31/16 prices, concerns about the Fed's "hawkish" tone regarding interest rates, weaker U.S. economic data, continued anxiety about the Chinese economy, and a plethora of geopolitical issues. Around mid-February, equities rebounded once again as investors welcomed some positive data releases about the U.S. economy, a recovery in oil prices, and a softening of the Fed's stance on future rate hikes.

     The mid-February rally continued right on through the end of the period on August 31, as the S&P 500 returned a robust 13.59% over the final six months of the Fund's fiscal year and finished the 12-month period up by 12.53%. Briefly interrupting the six-month market surge was a sell-off in late June in the wake of the "Brexit" vote results in the United Kingdom
     (UK), as citizens there voted in favor of the UK's leaving the European Union. The "leave" side's victory in the Brexit vote on June 23 took the markets by surprise and caused a high level of volatility over the next couple of days, but the pendulum quickly swung back into positive territory and most market participants recouped their losses by the end of the second quarter on June 30.

Q What were the main reasons for the Fund's underperformance of the Russell Index during the 12-month period ended August 31, 2016?

A Stock selection results in the financials and materials sectors were the biggest drags on the Fund's benchmark-relative performance during the period, with selection in financials by far the largest detractor from relative returns.

     The two holdings within financials that detracted the most from the Fund's benchmark-relative results during the period were Bank of America and Hartford Financial. Bank of America struggled with many operational issues during the period, and so we sold the position before period end. Hartford Financial is in the auto insurance business, with most of its customers coming from AARP referrals (that is, retirees or people near retirement age). The company has struggled of late due to an upsurge in accident claims, the result of more drivers taking to the roads due to lower gas prices.

     In materials, the Fund's worst performer relative to the benchmark was a position in LyondellBasell Industries. Lyondell is the world's largest producer of polypropylene and polypropylene compounds (plastics), and

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/16 5 benefits from a stable end-market. The stock was down during the period as some of the company's rivals in the plastics business increased capacity, and the market anticipated that the development would cut into Lyondell's profit margin. We sold the shares before period end.

     Other holdings that underperformed and detracted from the Fund's benchmark-relative returns during the period included shares of energy firms Newfield Exploration and Halliburton, and drug distributor Cardinal Health (health care). Newfield's stock was a good performer for the Fund in 2015, but the company, like many other energy firms, began to struggle due to low oil prices, and so we sold the position early in 2016. Halliburton underperformed early in the period because the company had been trying to acquire Baker-Hughes, but it seemed unlikely that the U.S. Department of Justice would approve the deal. Since we do not base our investment cases on the decisions of U.S. governmental agencies, we exited the Fund's position and took a loss. Later in the period, though, we repurchased Halliburton's shares because we believe the company will be one of the primary beneficiaries of an anticipated increase in spending/production by shale oil firms, which had cut back on production when oil prices were nosediving. The increase in production should create a supply/demand imbalance over the next couple of years, and we believe Halliburton will benefit.

     Finally, a position in Cardinal Health detracted from the Fund's benchmark-relative performance as the company felt the adverse effects of a slowdown in drug pricing in its supply chain. We still like the stock, however, as it remains cheap, and we view the company as a value-added position for the Fund in health care.

Q Which investment decisions aided the Fund's benchmark-relative returns during the 12-month period ended August 31, 2016?

A Stock selection in the industrials sector was the biggest positive contributor to the Fund's benchmark-relative performance during the period, while an overweight to information technology and stock selection in the two consumer-related sectors also aided relative returns.

     In industrials, positions in Ingersoll-Rand and defense contractor Raytheon boosted the Fund's benchmark-relative performance during the period. Ingersoll-Rand makes heating and cooling (HVAC) units for non-residential construction projects, which has been one of the

6 Pioneer Disciplined Value Fund | Annual Report | 8/31/16 better-performing areas of the U.S. economy over the last few years. Raytheon's big presence in the Middle East, where defense spending has risen in recent years due to increased instability in some parts of the region, has benefited its performance. The company also has a solid presence in the government cyber-security business, which has received increased attention over the last few years.

     Overall, the top-performing position in the Fund relative to the Russell Index during the period was eBay (information technology). The company has been successfully transitioning from its original online auction model to more of a merchandising model, using data to better position its products. eBay has established strong relationships with many consumer products companies and has become the pre-eminent "off-price retailer" for non-clothing merchandise sold online. Also in information technology, the Fund's position in Taiwan Semiconductor aided benchmark-relative returns. Semiconductors in general have been one of the stronger areas of the information technology sector in recent years, and Taiwan Semi is one of the largest and most sophisticated semiconductor firms.

     In the consumer sectors, positions in Molson-Coors and Tyson Foods produced positive benchmark-relative performance for the Fund during the period. Molson is in the process of buying out its joint venture with SAB/Miller, due to the latter firm's acquisition by AB InBev. The move should allow Molson to consolidate operations and cut costs. Tyson has done well largely due to the secular shift among consumers towards more protein consumption.

Q Did the Fund invest in any derivatives during the 12-month period ended August 31, 2016?

A    No. The Fund held no derivatives during the period.

Q How is the Fund positioned heading into the final few months of 2016, and what is your investment outlook?

A In building the Fund's portfolio, we strive to incorporate the "best ideas" of Pioneer's investment research analysts within the value stock universe. Our analysts base their recommendations on rigorous, bottom-up fundamental analysis that prioritizes independent thinking and a range of fundamental and valuation outcomes. We combine our deep fundamental analysis with proprietary financial models grounded in economic profit. We form our investment outlook and themes from that process and the portfolio holdings from which it derives.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/16 7

     We believe both the U.S. economy and corporate earnings will continue to grow modestly for the balance of 2016 as the headwinds from lower commodity prices subside. In addition, we believe equity valuations remain attractive relative to fixed-income investment alternatives. Within the value universe, many companies are facing challenges brought about by changing landscapes within their industries. We believe we have positioned the portfolio in shares of companies that are secular winners, or in firms that are transitioning their businesses to deal with those secular changes (overarching, long-term industry trends).

     With regard to Fund positioning, the largest overall weighting is in financials, though that is largely due to the Russell Index's heavy allocation in the sector. Within financials, the Fund is overweight in banks because of cheap stock valuations and our expectation that the Fed will resume its tightening cycle before the end of 2016. If rates do rise, the overweight in banks should benefit the Fund's performance.

     The Fund's largest sector overweight relative to the Russell Index is in information technology, where we believe the risk/reward dynamics are attractive. Software companies like Microsoft and eBay, which we view as secular winners, are among the Fund's top holdings in the sector.

     At the industry level, the Fund's largest overweight is in capital goods (industrials sector). Holdings in the group include the aforementioned Raytheon and Ingersoll-Rand, as well as Illinois Tool Works. All of those companies represent good end-market stories. The Fund's second-largest industry overweight is in media; more specifically, in media company Time Warner, which we think has the best strategy going forward to deal with the secularly changing industry landscape.

     As of period end, the Fund is underweight in energy, despite the sector's recovery over the final half of the 12-month period, because commodities prices are hard to predict.

8 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

     Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

     Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     These risks may increase share price volatility.

     Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Disciplined Value Fund | Annual Report | 8/31/16 9

Portfolio Summary | 8/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         91.4%
International Common Stocks                                                 5.7%
Depositary Receipts for International Stocks                                2.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 24.3%
Information Technology                                                     13.8%
Health Care                                                                12.2%
Industrials                                                                11.1%
Energy                                                                     10.5%
Consumer Staples                                                           10.0%
Utilities                                                                   5.7%
Consumer Discretionary                                                      4.8%
Telecommunication Services                                                  4.7%
Materials                                                                   2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.  JPMorgan Chase & Co.                                                  5.25%
--------------------------------------------------------------------------------
 2.  US Bancorp                                                            5.11
--------------------------------------------------------------------------------
 3.  Chevron Corp.                                                         4.61
--------------------------------------------------------------------------------
 4.  Johnson & Johnson                                                     4.39
--------------------------------------------------------------------------------
 5.  Pfizer, Inc.                                                          4.00
--------------------------------------------------------------------------------
 6.  Synchrony Financial                                                   3.81
--------------------------------------------------------------------------------
 7.  The Procter & Gamble Co.                                              3.30
--------------------------------------------------------------------------------
 8.  Verizon Communications, Inc.                                          3.29
--------------------------------------------------------------------------------
 9.  Time Warner, Inc.                                                     3.27
--------------------------------------------------------------------------------
10.  Public Service Enterprise Group, Inc.                                 3.20
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Prices and Distributions | 8/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                      8/31/16                         8/31/15
--------------------------------------------------------------------------------
          A                        $14.18                          $16.42
--------------------------------------------------------------------------------
          C                        $13.91                          $16.14
--------------------------------------------------------------------------------
          R                        $13.77                          $16.03
--------------------------------------------------------------------------------
          Y                        $14.27                          $16.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/15-8/31/16
--------------------------------------------------------------------------------

                                           Short-Term            Long-Term
         Class         Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A             $0.1592             $0.0448               $3.1514
--------------------------------------------------------------------------------
          C             $0.0336             $0.0448               $3.1514
--------------------------------------------------------------------------------
          R             $0.1217             $0.0448               $3.1514
--------------------------------------------------------------------------------
          Y             $0.2056             $0.0448               $3.1514
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 11

Performance Update | 8/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                          Net                  Public                 Russell
                          Asset                Offering               1000
                          Value                Price                  Value
Period                    (NAV)                (POP)                  Index
--------------------------------------------------------------------------------
10 Years                   5.28%               4.66%                   6.08%
5 Years                   10.56                9.26                   14.39
1 Year                     7.35                1.18                   12.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer
                         Disciplined               Russell 1000
                         Value Fund                Value Index
8/06                     $ 9,425                   $10,000
8/07                     $10,958                   $11,285
8/08                     $ 9,497                   $ 9,631
8/09                     $ 8,230                   $ 7,679
8/10                     $ 8,393                   $ 8,060
8/11                     $ 9,542                   $ 9,218
8/12                     $10,955                   $10,813
8/13                     $12,737                   $13,310
8/14                     $15,484                   $16,562
8/15                     $14,686                   $15,986
8/16                     $15,765                   $18,052

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                                       Russell
                                                                       1000
                               If                  If                  Value
Period                         Held                Redeemed            Index
--------------------------------------------------------------------------------
Life of Class
(7/16/08)                      5.93%               5.93%                8.69%
5 Years                        9.67                9.67                14.39
1 Year                         6.62                6.62                12.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31,    2015)
--------------------------------------------------------------------------------
                               Gross
--------------------------------------------------------------------------------
                               1.91%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer
                         Disciplined               Russell 1000
                         Value Fund                Value Index
7/08                     $10,000                   $10,000
8/08                     $10,148                   $10,170
8/09                     $ 8,717                   $ 8,109
8/10                     $ 8,810                   $ 8,511
8/11                     $ 9,925                   $ 9,734
8/12                     $11,276                   $11,418
8/13                     $12,999                   $14,056
8/14                     $15,690                   $17,490
8/15                     $14,770                   $16,881
8/16                     $15,748                   $19,062

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 13

Performance Update | 8/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                       Russell
                                                       1000
                            Net Asset                  Value
Period                      Value (NAV)                Index
--------------------------------------------------------------------------------
10 Years                     5.20%                      6.08%
5 Years                     10.40                      14.39
1 Year                       7.13                      12.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                            Gross            Net
--------------------------------------------------------------------------------
                            1.53%            1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                         Pioneer
                         Disciplined               Russell 1000
                         Value Fund                Value Index
8/06                     $10,000                   $10,000
8/07                     $11,625                   $11,285
8/08                     $10,074                   $ 9,631
8/09                     $ 8,730                   $ 7,679
8/10                     $ 8,903                   $ 8,060
8/11                     $10,122                   $ 9,218
8/12                     $11,621                   $10,813
8/13                     $13,501                   $13,310
8/14                     $16,369                   $16,562
8/15                     $15,498                   $15,986
8/16                     $16,603                   $18,052

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Performance Update | 8/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of August 31, 2016)
--------------------------------------------------------------------------------
                                                     Russell
                                                     1000
                         Net Asset                   Value
Period                   Value (NAV)                 Index
--------------------------------------------------------------------------------
10 Years                  5.56%                      6.08%
5 Years                  10.94                      14.39
1 Year                    7.80                      12.92
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                         Pioneer
                         Disciplined               Russell 1000
                         Value Fund                Value Index
8/06                     $5,000,000                $5,000,000
8/07                     $5,812,282                $5,642,718
8/08                     $5,047,613                $4,815,374
8/09                     $4,380,208                $3,839,454
8/10                     $4,479,192                $4,029,956
8/11                     $5,111,204                $4,608,979
8/12                     $5,888,080                $5,406,298
8/13                     $6,865,802                $6,655,240
8/14                     $8,374,373                $8,281,233
8/15                     $7,967,859                $7,992,933
8/16                     $8,589,329                $9,025,823

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 30, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 30, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from March 1, 2016, through August 31, 2016.

-----------------------------------------------------------------------------------
Share Class                   A                C             R                Y
-----------------------------------------------------------------------------------
Beginning Account         $1,000.00        $1,000.00     $1,000.00        $1,000.00
Value on 3/1/16
-----------------------------------------------------------------------------------
Ending Account            $1,129.05        $1,125.40     $1,128.75        $1,131.64
Value (after expenses)
on 8/31/16
-----------------------------------------------------------------------------------
Expenses Paid             $    6.32        $   10.15     $    7.49        $    4.50
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.90%, 1.40%, and 0.84% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2016, through August 31, 2016.

-----------------------------------------------------------------------------------
Share Class                 A                C                R               Y
-----------------------------------------------------------------------------------
Beginning Account       $1,000.00        $1,000.00        $1,000.00       $1,000.00
Value on 3/1/16
-----------------------------------------------------------------------------------
Ending Account          $1,019.20        $1,015.58        $1,018.10       $1,020.91
Value (after expenses)
on 8/31/16
-----------------------------------------------------------------------------------
Expenses Paid           $    5.99        $    9.63        $    7.10       $    4.27
During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.18%, 1.90%, 1.40%, and 0.84% for Class A, Class C, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 17

Schedule of Investments | 8/31/16

---------------------------------------------------------------------------------------------
 Shares                                                                      Value
---------------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             ENERGY -- 10.5%
             Oil & Gas Equipment & Services -- 4.9%
  372,292    Halliburton Co.                                                 $     16,012,279
  145,933    Schlumberger, Ltd.                                                    11,528,707
                                                                             ----------------
                                                                             $     27,540,986
---------------------------------------------------------------------------------------------
             Integrated Oil & Gas -- 4.6%
  255,270    Chevron Corp.                                                   $     25,675,057
---------------------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 1.0%
  222,839    Cabot Oil & Gas Corp.                                           $      5,488,525
                                                                             ----------------
             Total Energy                                                    $     58,704,568
---------------------------------------------------------------------------------------------
             MATERIALS -- 2.5%
             Fertilizers & Agricultural Chemicals -- 1.0%
   57,692    Agrium, Inc.                                                    $      5,559,201
---------------------------------------------------------------------------------------------
             Specialty Chemicals -- 1.5%
   70,792    Ecolab, Inc.                                                    $      8,710,956
                                                                             ----------------
             Total Materials                                                 $     14,270,157
---------------------------------------------------------------------------------------------
             CAPITAL GOODS -- 9.6%
             Aerospace & Defense -- 3.2%
  125,409    Raytheon Co.                                                    $     17,573,563
---------------------------------------------------------------------------------------------
             Building Products -- 1.0%
  156,635    Masco Corp.                                                     $      5,557,410
---------------------------------------------------------------------------------------------
             Industrial Machinery -- 5.4%
  141,828    Illinois Tool Works, Inc.                                       $     16,856,258
  197,925    Ingersoll-Rand Plc                                                    13,456,921
                                                                             ----------------
                                                                             $     30,313,179
                                                                             ----------------
             Total Capital Goods                                             $     53,444,152
---------------------------------------------------------------------------------------------
             TRANSPORTATION -- 1.5%
             Air Freight & Logistics -- 1.5%
   50,715    FedEx Corp.                                                     $      8,364,425
                                                                             ----------------
             Total Transportation                                            $      8,364,425
---------------------------------------------------------------------------------------------
             MEDIA -- 3.3%
             Movies & Entertainment -- 3.3%
  232,637    Time Warner, Inc.                                               $     18,241,067
                                                                             ----------------
             Total Media                                                     $     18,241,067
---------------------------------------------------------------------------------------------
             RETAILING -- 1.5%
             Specialty Stores -- 1.5%
  121,156    Tiffany & Co.                                                   $      8,646,904
                                                                             ----------------
             Total Retailing                                                 $      8,646,904
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

---------------------------------------------------------------------------------------------
 Shares                                                                      Value
---------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 1.1%
             Food Retail -- 1.1%
  194,478    Whole Foods Market, Inc.                                        $      5,908,242
                                                                             ----------------
             Total Food & Staples Retailing                                  $      5,908,242
---------------------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.7%
             Brewers -- 2.9%
  155,641    Molson Coors Brewing Co. (Class B)                              $     15,925,187
---------------------------------------------------------------------------------------------
             Tobacco -- 2.8%
  317,366    Reynolds American, Inc.                                         $     15,731,833
                                                                             ----------------
             Total Food, Beverage & Tobacco                                  $     31,657,020
---------------------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 3.3%
             Household Products -- 3.3%
  210,549    The Procter & Gamble Co.                                        $     18,383,033
                                                                             ----------------
             Total Household & Personal Products                             $     18,383,033
---------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 3.8%
             Health Care Distributors -- 1.7%
  123,751    Cardinal Health, Inc.                                           $      9,859,242
---------------------------------------------------------------------------------------------
             Managed Health Care -- 2.1%
   98,678    Aetna, Inc.                                                     $     11,557,167
                                                                             ----------------
             Total Health Care Equipment & Services                          $     21,416,409
---------------------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY &
             LIFE SCIENCES -- 8.4%
             Pharmaceuticals -- 8.4%
  205,224    Johnson & Johnson                                               $     24,491,432
  640,719    Pfizer, Inc.                                                          22,297,021
                                                                             ----------------
             Total Pharmaceuticals, Biotechnology & Life Sciences            $     46,788,453
---------------------------------------------------------------------------------------------
             BANKS -- 11.9%
             Diversified Banks -- 10.3%
  432,997    JPMorgan Chase & Co.                                            $     29,227,296
  645,410    US Bancorp                                                            28,494,852
                                                                             ----------------
                                                                             $     57,722,148
---------------------------------------------------------------------------------------------
             Regional Banks -- 1.6%
   94,994    The PNC Financial Services Group, Inc.                          $      8,558,959
                                                                             ----------------
             Total Banks                                                     $     66,281,107
---------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 7.7%
             Specialized Finance -- 1.1%
   91,583    Nasdaq, Inc.                                                    $      6,521,625
---------------------------------------------------------------------------------------------
             Consumer Finance -- 3.8%
  763,048    Synchrony Financial                                             $     21,235,626
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 19

---------------------------------------------------------------------------------------------
 Shares                                                                      Value
---------------------------------------------------------------------------------------------
             Asset Management & Custody Banks -- 1.1%
  194,939    Invesco, Ltd.                                                   $      6,080,147
---------------------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.7%
  291,533    Morgan Stanley Co.                                              $      9,346,548
                                                                             ----------------
             Total Diversified Financials                                    $     43,183,946
---------------------------------------------------------------------------------------------
             INSURANCE -- 4.7%
             Multi-line Insurance -- 2.4%
  321,017    The Hartford Financial Services Group, Inc.                     $     13,184,168
---------------------------------------------------------------------------------------------
             Property & Casualty Insurance -- 2.3%
  380,364    XL Group, Ltd.                                                  $     13,019,860
                                                                             ----------------
             Total Insurance                                                 $     26,204,028
---------------------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 4.5%
             Internet Software & Services -- 2.5%
  427,798    eBay, Inc.*                                                     $     13,757,984
---------------------------------------------------------------------------------------------
             Systems Software -- 2.0%
  194,850    Microsoft Corp.                                                 $     11,196,081
                                                                             ----------------
             Total Software & Services                                       $     24,954,065
---------------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 5.0%
             Communications Equipment -- 3.1%
  546,716    Cisco Systems, Inc.                                             $     17,188,751
---------------------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 1.9%
  103,441    Apple, Inc.                                                     $     10,975,090
                                                                             ----------------
             Total Technology Hardware & Equipment                           $     28,163,841
---------------------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.2%
             Semiconductors -- 4.2%
  502,734    Micron Technology, Inc.*                                        $      8,290,084
  538,498    Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)                 15,476,433
                                                                             ----------------
             Total Semiconductors & Semiconductor Equipment                  $     23,766,517
---------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 4.7%
             Integrated Telecommunication Services -- 4.7%
  197,432    AT&T, Inc.                                                      $      8,071,020
  350,967    Verizon Communications, Inc.                                          18,366,103
                                                                             ----------------
             Total Telecommunication Services                                $     26,437,123
---------------------------------------------------------------------------------------------
             UTILITIES -- 5.7%
             Electric Utilities -- 2.5%
  217,088    American Electric Power Co., Inc.                               $     14,017,372
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

---------------------------------------------------------------------------------------------
 Shares                                                                      Value
---------------------------------------------------------------------------------------------
             Multi-Utilities -- 3.2%
  416,837    Public Service Enterprise Group, Inc.                           $     17,823,950
                                                                             ----------------
             Total Utilities                                                 $     31,841,322
---------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $506,401,173)                                             $    556,656,379
---------------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.6%
             (Cost $506,401,173) (a)                                         $    556,656,379
---------------------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.4%                              $      2,054,994
---------------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                                      $    558,711,373
=============================================================================================

*            Non-income producing security.

(A.D.R.)     American Depositary Receipts.

(a) At August 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $507,505,802 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                       $ 53,936,710

               Aggregate gross unrealized depreciation for all investments in
                   which there is an excess of tax cost over value                        (4,786,133)
                                                                                        ------------
                  Net unrealized appreciation                                           $ 49,150,577
                                                                                        ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2016, aggregated to $801,589,093 and $1,008,526,499, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $51,080,255 and $19,128,506, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                        Level 1                 Level 2       Level 3        Total
-----------------------------------------------------------------------------------------
Common Stocks           $556,656,379            $  --         $  --          $556,656,379
-----------------------------------------------------------------------------------------
Total                   $556,656,379            $  --         $  --          $556,656,379
=========================================================================================

During the year ended August 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 21

Statement of Assets and Liabilities | 8/31/16

ASSETS:
  Investment in securities, at value (cost $506,401,173)                     $  556,656,379
  Cash                                                                            1,804,977
  Receivables --
     Fund shares sold                                                               427,714
     Dividends                                                                    1,151,957
  Other assets                                                                       35,995
-------------------------------------------------------------------------------------------
        Total assets                                                         $  560,077,022
===========================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                 $      933,050
     Trustee fees                                                                     3,780
  Due to affiliates                                                                  38,444
  Due from Pioneer Investment Management, Inc.                                       54,069
  Accrued expenses                                                                  336,306
-------------------------------------------------------------------------------------------
        Total liabilities                                                    $    1,365,649
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $  539,598,429
  Undistributed net investment income                                             3,165,560
  Accumulated net realized loss on investments                                  (34,307,822)
  Net unrealized appreciation on investments                                     50,255,206
-------------------------------------------------------------------------------------------
        Total net assets                                                     $  558,711,373
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $316,381,601/22,304,684 shares)                          $        14.18
  Class C (based on $120,404,064/8,654,212 shares)                           $        13.91
  Class R (based on $12,888,320/935,958 shares)                              $        13.77
  Class Y (based on $109,037,388/7,642,367 shares)                           $        14.27
MAXIMUM OFFERING PRICE:
  Class A ($14.18 (divided by) 94.25%)                                       $        15.05
===========================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Statement of Operations

For the Year Ended 8/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld $125,138)                         $   14,278,843
  Interest                                                                            3,693
-------------------------------------------------------------------------------------------------------------
        Total investment income                                                                 $  14,282,536
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $    4,058,686
  Transfer agent fees
     Class A                                                                        122,530
     Class C                                                                         23,593
     Class R                                                                          5,599
     Class Y                                                                          3,963
  Distribution fees
     Class A                                                                        871,403
     Class C                                                                      1,361,119
     Class R                                                                         68,506
  Shareholder communication expense                                                 934,920
  Administrative expense                                                            240,945
  Custodian fees                                                                     15,691
  Registration fees                                                                  80,236
  Professional fees                                                                  55,317
  Printing expense                                                                   36,822
  Fees and expenses of nonaffiliated Trustees                                        25,267
  Miscellaneous                                                                      64,576
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $   7,969,173
-------------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
        by Pioneer Investment Management, Inc.                                                  $     (24,182)
-------------------------------------------------------------------------------------------------------------
  Net expenses                                                                                  $   7,944,991
-------------------------------------------------------------------------------------------------------------
        Net investment income                                                                   $   6,337,545
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                                       $ (33,485,720)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments                           $  68,340,306
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                        $  34,854,586
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $  41,192,131
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            8/31/16          8/31/15
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    6,337,545   $    6,630,914
Net realized gain (loss) on investments                        (33,485,720)     172,659,437
Change in net unrealized appreciation (depreciation)
  on investments                                                68,340,306     (217,223,740)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
           from operations                                  $   41,192,131   $  (37,933,389)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.11 per share, respectively)     $   (4,257,910)  $   (3,294,101)
      Class C ($0.03 and $0.00(a) per share, respectively)        (366,209)         (18,512)
      Class R ($0.12 and $0.09 per share, respectively)           (131,500)        (107,537)
      Class Y ($0.21 and $0.19 per share, respectively)         (2,057,484)      (2,456,396)
      Class Z ($0.00 and $0.18 per share, respectively)*                --          (26,659)
Net realized gain:
      Class A ($3.20 and $3.62 per share, respectively)        (72,282,061)     (89,629,497)
      Class C ($3.20 and $3.62 per share, respectively)        (30,002,408)     (35,839,611)
      Class R ($3.20 and $3.62 per share, respectively)         (2,968,392)      (3,472,429)
      Class Y ($3.20 and $3.62 per share, respectively)        (28,505,270)     (47,285,940)
      Class Z ($0.00 and $3.62 per share, respectively)*                --         (441,606)
--------------------------------------------------------------------------------------------
           Total distributions to shareowners               $ (140,571,234)  $ (182,572,288)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $   57,710,289   $  116,475,301
Reinvestment of distributions                                  128,069,046      159,175,328
Cost of shares repurchased                                    (259,658,155)    (422,145,687)
--------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from Fund share transactions                      $  (73,878,820)  $ (146,495,058)
--------------------------------------------------------------------------------------------
      Net decrease in net assets                            $ (173,257,923)  $ (367,000,735)
NET ASSETS:
Beginning of year                                           $  731,969,296   $1,098,970,031
--------------------------------------------------------------------------------------------
End of year                                                 $  558,711,373   $  731,969,296
--------------------------------------------------------------------------------------------
Undistributed net investment income                         $    3,165,560   $    4,198,260
============================================================================================

(a)  Amount round to less than $0.01 per share.

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

--------------------------------------------------------------------------------------------
                                Year Ended   Year Ended         Year Ended    Year Ended
                                8/31/16      8/31/16            8/31/15       8/31/15
                                Shares       Amount             Shares        Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                      1,546,560   $    21,509,487      2,986,834   $  57,231,274
Reinvestment of distributions    5,304,155        74,024,427      5,085,740      89,655,229
Less shares repurchased         (8,481,067)     (119,416,198)   (11,043,760)   (205,613,170)
--------------------------------------------------------------------------------------------
   Net decrease                 (1,630,352)  $   (23,882,284)    (2,971,186)  $ (58,726,667)
============================================================================================
Class B*
Shares sold                             --   $            --            908   $      18,578
Reinvestment of distributions           --                --             --              --
Less shares repurchased                 --                --     (1,092,876)    (22,649,654)
--------------------------------------------------------------------------------------------
   Net decrease                         --   $            --     (1,091,968)  $ (22,631,076)
============================================================================================
Class C
Shares sold                        884,705   $    12,109,319      1,151,448   $  20,494,212
Reinvestment of distributions    1,704,514        23,277,577      1,571,255      27,198,703
Less shares repurchased         (3,984,875)      (54,736,200)    (2,859,076)    (50,907,638)
--------------------------------------------------------------------------------------------
   Net decrease                 (1,395,656)  $   (19,349,304)      (136,373)  $  (3,214,723)
============================================================================================
Class R
Shares sold                        150,206   $     2,051,634        136,202   $   2,432,563
Reinvestment of distributions      217,106         2,940,315        197,534       3,401,077
Less shares repurchased           (398,794)       (5,398,979)      (386,128)     (6,854,089)
--------------------------------------------------------------------------------------------
   Net decrease                    (31,482)  $      (407,030)       (52,392)  $  (1,020,449)
============================================================================================
Class Y
Shares sold                      1,581,925   $    22,039,849      1,887,275   $  36,104,217
Reinvestment of distributions    1,982,250        27,826,727      2,167,526      38,452,368
Less shares repurchased         (5,696,951)      (80,106,778)    (7,392,571)   (133,302,699)
--------------------------------------------------------------------------------------------
   Net decrease                 (2,132,776)  $   (30,240,202)    (3,337,770)  $ (58,746,114)
============================================================================================
Class Z**
Shares sold                             --   $            --         10,961   $     194,457
Reinvestment of distributions           --                --         26,678         467,951
Less shares repurchased                 --                --       (162,639)     (2,818,437)
--------------------------------------------------------------------------------------------
   Net decrease                         --   $            --       (125,000)  $  (2,156,029)
============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 25

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year        Year       Year       Year
                                                             Ended        Ended       Ended      Ended      Ended
                                                             8/31/16      8/31/15     8/31/14    8/31/13 (a)8/31/12(a)
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  16.42     $  21.00    $  19.80   $  18.10   $ 17.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.16(b)  $   0.15    $   0.16   $   0.33   $  0.23
   Net realized and unrealized gain (loss) on investments        0.96        (1.00)       3.85       2.56      2.08
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.12     $  (0.85)   $   4.01   $   2.89   $  2.31
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.11)   $  (0.10)  $  (0.32)  $ (0.19)
   Net realized gain                                            (3.20)       (3.62)      (2.71)     (0.87)    (1.02)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.36)    $  (3.73)   $  (2.81)  $  (1.19)  $ (1.21)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (2.24)    $  (4.58)   $   1.20   $   1.70   $  1.10
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  14.18     $  16.42    $  21.00   $  19.80   $ 18.10
======================================================================================================================
Total return*                                                    7.35%       (5.16)%     21.57%     16.22%    14.81%
Ratio of net expenses to average net assets                      1.18%        1.17%       1.19%      1.24%     1.25%
Ratio of net investment income (loss) to average net assets      1.11%        0.82%       0.74%      0.81%     1.23%
Portfolio turnover rate                                           129%         122%         66%        70%       94%
Net assets, end of period (in thousands)                     $316,382     $392,989    $564,898   $677,504   $ 2,084
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.18%        1.17%       1.19%      1.34%     1.71%
   Net investment income (loss) to average net assets            1.11%        0.82%       0.74%      0.71%     0.77%
======================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year          Year       Year         Year
                                                             Ended        Ended         Ended      Ended        Ended
                                                             8/31/16      8/31/15       8/31/14    8/31/13 (a)  8/31/12 (a)
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  16.14     $  20.73      $  19.64   $  17.91     $ 16.84
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.05(b)  $   0.02      $   0.01   $   0.08     $  0.06
   Net realized and unrealized gain (loss) on investments        0.95        (0.99)         3.82       2.62        2.04
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.00     $  (0.97)     $   3.83   $   2.70     $  2.10
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.03)    $  (0.00)(c)  $  (0.03)  $  (0.11)    $ (0.02)
   Net realized gain                                            (3.20)       (3.62)        (2.71)     (0.86)      (1.01)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.23)    $  (3.62)     $  (2.74)  $  (0.97)    $ (1.03)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (2.23)    $  (4.59)     $   1.09   $   1.73     $  1.07
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  13.91     $  16.14      $  20.73   $  19.64     $ 17.91
===========================================================================================================================
Total return*                                                    6.62%       (5.86)%       20.70%     15.32%      13.62%
Ratio of net expenses to average net assets                      1.90%        1.91%         1.88%      2.02%       2.15%
Ratio of net investment income (loss) to average net assets      0.38%        0.08%         0.04%      0.04%       0.35%
Portfolio turnover rate                                           129%         122%           66%        70%         94%
Net assets, end of period (in thousands)                     $120,404     $162,238      $211,148   $214,331     $   618
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.90%        1.91%         1.88%      2.02%       2.34%
   Net investment income (loss) to average net assets            0.38%        0.08%         0.04%      0.04%       0.16%
===========================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 27

---------------------------------------------------------------------------------------------------------
                                                             Year        Year       Year
                                                             Ended       Ended      Ended     6/7/13 (a)
                                                             8/31/16     8/31/15    8/31/14   to 8/31/13
---------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 16.03     $ 20.60    $ 19.49   $  19.83
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.12(b)  $  0.10    $  0.11   $   0.03
   Net realized and unrealized gain (loss) on investments       0.94       (0.96)      3.78      (0.37)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.06     $ (0.86)   $  3.89   $  (0.34)
---------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.12)    $ (0.09)   $ (0.07)  $     --
   Net realized gain                                           (3.20)      (3.62)     (2.71)        --
---------------------------------------------------------------------------------------------------------
Total distributions                                          $ (3.32)    $ (3.71)   $ (2.78)  $     --
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (2.26)    $ (4.57)   $  1.11   $  (0.34)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.77     $ 16.03    $ 20.60   $  19.49
=========================================================================================================
Total return*                                                   7.13%      (5.32)%    21.25%     (1.72)%
Ratio of net expenses to average net assets                     1.40%       1.40%      1.40%      1.40%**
Ratio of net investment income (loss) to average net assets     0.89%       0.59%      0.52%      0.57%**
Portfolio turnover rate                                          129%        122%        66%        70%**
Net assets, end of period (in thousands)                     $12,888     $15,505    $21,012   $ 23,718
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.58%       1.53%      1.58%      1.51%**
   Net investment income (loss) to average net assets           0.71%       0.46%      0.34%      0.46%**
=========================================================================================================

(a)  Financial reporting for Class R shares commenced on June 7, 2013.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

-------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year        Year       Year         Year
                                                             Ended        Ended       Ended      Ended        Ended
                                                             8/31/16      8/31/15     8/31/14    8/31/13 (a)  8/31/12 (a)
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  16.49     $  21.09    $  19.85   $  18.18     $ 17.05
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.21(b)  $   0.24    $   0.23   $   0.41     $  0.27
   Net realized and unrealized gain (loss) on investments        0.98        (1.03)       3.86       2.51        2.10
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.19     $  (0.79)   $   4.09   $   2.92     $  2.37
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.21)    $  (0.19)   $  (0.14)  $  (0.40)    $ (0.23)
   Net realized gain                                            (3.20)       (3.62)      (2.71)     (0.85)      (1.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (3.41)    $  (3.81)   $  (2.85)  $  (1.25)    $ (1.24)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (2.22)    $  (4.60)   $   1.24   $   1.67     $  1.13
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  14.27     $  16.49    $  21.09   $  19.85     $ 18.18
=========================================================================================================================
Total return*                                                    7.80%       (4.85)%     21.97%     16.63%      15.20%
Ratio of net expenses to average net assets                      0.84%        0.85%       0.82%      0.85%       0.90%
Ratio of net investment income (loss) to average net assets      1.45%        1.12%       1.11%      1.29%       1.59%
Portfolio turnover rate                                           129%         122%         66%        70%         94%
Net assets, end of period (in thousands)                     $109,037     $161,238    $276,563   $347,635     $41,613
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.84%        0.85%       0.82%      0.97%       1.03%
   Net investment income (loss) to average net assets            1.45%        1.12%       1.11%      1.16%       1.46%
=========================================================================================================================

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 29

Notes to Financial Statements | 8/31/16

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the Fund) is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

30 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At August 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 31

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three fiscal years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2016, the Fund reclassified $557,142 to decrease undistributed net investment income and $557,142 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At August 31, 2016, the Fund was permitted to carry forward indefinitely $33,203,193 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

32 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

     The tax character of distributions during the years ended August 31, 2016 and August 31, 2015 were as follows:

     ------------------------------------------------------------------------------------
                                                              2016                   2015
     ------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $      8,687,943           $ 50,135,185
     Long-term capital gain                            131,883,291            132,437,103
     ------------------------------------------------------------------------------------
       Total                                      $    140,571,234          $ 182,572,288
     ====================================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2016:

     ------------------------------------------------------------------------------------
                                                                                     2016
     ------------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                           $  3,165,560
     Capital loss carryforward                                                (33,203,193)
     Net unrealized appreciation                                               49,150,577
     ------------------------------------------------------------------------------------
        Total                                                                $ 19,112,944
     ====================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,495 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund (see Note
     4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 33

F.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. For the year ended August 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 1.40% and 0.85% and of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,674 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

34 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $552,382
Class C                                                                  207,449
Class R                                                                   41,454
Class Y                                                                  133,635
--------------------------------------------------------------------------------
          Total                                                         $934,920
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,770 in distribution fees payable to PFD at August 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 35 purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2016, CDSCs in the amount of $4,269 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2016, the Fund had no borrowings under the credit facility.

36 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust III and the
Shareowners of Pioneer Disciplined Value Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Disciplined Value Fund (the "Fund"), the sole portfolio constituting Pioneer Series Trust III, as of August 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended August 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Disciplined Value Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 24, 2016

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 37

ADDITIONAL INFORMATION (unaudited)

For the year ended August 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2016 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

38 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 39

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since       Private investor (2004 - 2008 and 2013 -       Director, Broadridge Financial
Chairman of the Board        2006.               present); Chairman (2008 - 2013) and Chief     Solutions, Inc. (investor
and Trustee                  Serves until a      Executive Officer (2008 - 2012), Quadriserv,   communications and securities
                             successor trustee   Inc. (technology products for securities       processing provider for financial
                             is elected or       lending industry); and Senior Executive Vice   services industry) (2009 -
                             earlier retirement  President, The Bank of New York (financial     present); Director, Quadriserv,
                             or removal.         and securities services) (1986 - 2004)         Inc. (2005 - 2013); and
                                                                                                Commissioner, New Jersey State
                                                                                                Civil Service Commission (2011 -
                                                                                                present)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since       Managing Partner, Federal City Capital         Director of New York Mortgage Trust
Trustee                      2005.               Advisors (corporate advisory services          (publicly-traded mortgage REIT)
                             Serves until a      company) (1997 - 2004 and 2008 - present);     (2004 - 2009, 2012 - present);
                             successor trustee   Interim Chief Executive Officer, Oxford        Director of The Swiss Helvetia
                             is elected or       Analytica, Inc. (privately-held research and   Fund, Inc. (closed-end fund) (2010
                             earlier retirement  consulting company) (2010); Executive Vice     - present); Director of Oxford
                             or removal.         President and Chief Financial Officer,         Analytica, Inc. (2008 - present);
                                                 I-trax, Inc. (publicly traded health care      and Director of Enterprise
                                                 services company) (2004 - 2007); and           Community Investment, Inc.
                                                 Executive Vice President and Chief Financial   (privately-held affordable housing
                                                 Officer, Pedestal Inc. (internet-based         finance company) (1985 - 2010)
                                                 mortgage trading company) (2000 - 2002);
                                                 Private consultant (1995 - 1997), Managing
                                                 Director, Lehman Brothers (investment banking
                                                 firm) (1992 - 1995); and Executive, The World
                                                 Bank (1979 - 1992)
-----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since       William Joseph Maier Professor of Political    Trustee, Mellon Institutional Funds
Trustee                      2008.               Economy, Harvard University (1972 - present)   Investment Trust and Mellon
                             Serves until a                                                     Institutional Funds Master
                             successor trustee                                                  Portfolio (oversaw 17 portfolios in
                             is elected or                                                      fund complex) (1989 - 2008)
                             earlier retirement
                             or removal.
-----------------------------------------------------------------------------------------------------------------------------------

40 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since       Founding Director, Vice President and          None
Trustee                      2004.               Corporate Secretary, The Winthrop Group, Inc.
                             Serves until a      (consulting firm) (1982 - present); Desautels
                             successor trustee   Faculty of Management, McGill University
                             is elected or       (1999 - present); and Manager of Research
                             earlier             Operations and Organizational Learning, Xerox
                             retirement or       PARC, Xerox's advance research center (1990 -
                             removal.            1994)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since       President and Chief Executive Officer,         Director of New America High Income
Trustee                      2004.               Newbury Piret Company (investment banking      Fund, Inc. (closed-end investment
                             Serves until a      firm) (1981 - present)                         company) (2004 - present); and
                             successor trustee                                                  Member, Board of Governors,
                             is elected or                                                      Investment Company Institute (2000
                             earlier                                                            - 2006)
                             retirement or
                             removal.
-----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since       Consultant (investment company services)       None
Trustee                      2014.               (2012 - present); Executive Vice President,
                             Serves until a      BNY Mellon (financial and investment company
                             successor trustee   services) (1969 - 2012); Director, BNY
                             is elected or       International Financing Corp. (financial
                             earlier             services) (2002 - 2012); and Director, Mellon
                             retirement or       Overseas Investment Corp. (financial
                             removal.            services) (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 41

Interested Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since       Director and Executive Vice President (since   None
Trustee                      2014.               2008) and Chief Investment Officer, U.S.
                             Serves until a      (since 2010) of PIM-USA; Executive Vice
                             successor trustee   President of Pioneer (since 2008); Executive
                             is elected or       Vice President of Pioneer Institutional
                             earlier             Asset Management, Inc. (since 2009); and
                             retirement or       Portfolio Manager of Pioneer (since 1999)
                             removal.
-----------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

42 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

Advisory Trustee

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**      Advisory Trustee    Chief Investment Officer, 1199 SEIU Funds      Trustee of Pioneer closed-end
Advisory Trustee             since 2014.         (healthcare workers union pension funds)       investment companies (5
                                                 (2001 - present); Vice President -             portfolios) (Sept. 2015 - present)
                                                 International Investments Group, American
                                                 International Group, Inc. (insurance
                                                 company) (1993 - 2001); Vice President
                                                 Corporate Finance and Treasury Group,
                                                 Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton,
                                                 Inc. (investment bank) (1987 - 1988); and
                                                 Mortgage Strategies Group, Drexel Burnham
                                                 Lambert, Ltd. (investment bank) (1986 -
                                                 1987)
-----------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 43

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)           Since 2014. Serves  Chair, Director, CEO and President of Pioneer  Trustee of Pioneer closed-end
President and                at the discretion   Investment Management-USA (since September     investment companies (5
Chief Executive Officer      of the Board.       2014); Chair, Director, CEO and President of   portfolios) (Sept. 2015 - present)
                                                 Pioneer Investment Management, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Pioneer Funds Distributor, Inc.
                                                 (since September 2014); Chair, Director, CEO
                                                 and President of Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014); and
                                                 Chair, Director, and CEO of Pioneer
                                                 Investment Management Shareholder Services,
                                                 Inc. (since September 2014); Managing
                                                 Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); and Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
-----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)   Since 2004. Serves  Vice President and Associate General Counsel   None
Secretary and                at the discretion   of Pioneer since January 2008; Secretary and
Chief Legal Officer          of the Board.       Chief Legal Officer of all of the Pioneer
                                                 Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003
                                                 to May 2010; and Vice President and Senior
                                                 Counsel of Pioneer from July 2002 to December
                                                 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)       Since 2010. Serves  Fund Governance Director of Pioneer since      None
Assistant Secretary          at the discretion   December 2006 and Assistant Secretary of all
                             of the Board.       the Pioneer Funds since June 2010; Manager -
                                                 Fund Governance of Pioneer from December 2003
                                                 to November 2006; and Senior Paralegal of
                                                 Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)            Since 2010. Serves  Senior Counsel of Pioneer since May 2013 and   None
Assistant Secretary          at the discretion   Assistant Secretary of all the Pioneer Funds
                             of the Board.       since June 2010; and Counsel of Pioneer from
                                                 June 2007 to May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)         Since 2008. Serves  Vice President - Fund Treasury of Pioneer;     None
Treasurer and                at the discretion   Treasurer of all of the Pioneer Funds since
Chief Financial and          of the Board.       March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                               March 2004 to February 2008; and Assistant
                                                 Treasurer of all of the Pioneer Funds from
                                                 March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

-----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                 Other Directorships
Position Held With the Fund  Length of Service   Principal Occupation                           Held by Officer
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)        Since 2004. Serves  Director - Fund Treasury of Pioneer; and       None
Assistant Treasurer          at the discretion   Assistant Treasurer of all of the Pioneer
                             of the Board.       Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)           Since 2004. Serves  Fund Accounting Manager - Fund Treasury of     None
Assistant Treasurer          at the discretion   Pioneer; and Assistant Treasurer of all of
                             of the Board.       the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)        Since 2009. Serves  Fund Administration Manager - Fund Treasury    None
Assistant Treasurer          at the discretion   of Pioneer since November 2008; Assistant
                             of the Board.       Treasurer of all of the Pioneer Funds since
                                                 January 2009; and Client Service Manager -
                                                 Institutional Investor Services at State
                                                 Street Bank from March 2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)         Since 2010. Serves  Chief Compliance Officer of Pioneer and of     None
Chief Compliance Officer     at the discretion   all the Pioneer Funds since March 2010;
                             of the Board.       Chief Compliance Officer of Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Pioneer since October 2005;
                                                 and Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003
                                                 to October 2005
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)         Since 2006. Serves  Director - Transfer Agency Compliance of       None
Anti-Money Laundering        at the discretion   Pioneer and Anti-Money Laundering Officer of
Officer                      of the Board.       all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 45

                           This page for your notes.

46 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

                           This page for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 47

                           This page for your notes.

48 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

                           This page for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 49

                           This page for your notes.

50 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

                           This page for your notes.

                     Pioneer Disciplined Value Fund | Annual Report | 8/31/16 51

                           This page for your notes.

52 Pioneer Disciplined Value Fund | Annual Report | 8/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------

Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19429-10-1016



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $24,115 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $24,077 for the year ended August 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $7,128
payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $7,100 for the year ended August 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $7,128 payable to Deloitte & Touche LLP for the year ended
August 31, 2016 and $7,100 for the year ended August 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 27, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 27, 2016

* Print the name and title of each signing officer under his or her signature.